SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008
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GENERAL STEEL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
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STATE OF NEVADA	333-105903	412079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100020
(Zip Code)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chao Yang Men Wai Ave.,
Chao Yang District, Beijing
(Address of Principal Executive Offices)

+ 86 (10) 58797346
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2007, the board of Directors of Shaanxi Longmen Iron and Steel Co., Ltd., a subsidiary of General Steel Holdings, Inc., entered into an investment agreement with Hancheng Tongxing Metallurgy Co., Ltd., to contribute its own land of 217478.47 square meters at the appraised value of approximately RMB 30,227,333. Pursuant to the agreement, the land will be converted into shares valued at RMB 22,744,419, providing Shaanxi Longmen Iron and Steel with a stake of 22.76% in Hancheng Tongxing Metallurgy.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibit is filed as part of this report:

99.1 Investment Agreement, dated December 12, 2007, by and between Shaanxi Longmen Iron and Steel Co., Ltd. and certain shareholders of Hancheng Tongxing Metallurgy Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2008	GENERAL STEEL HOLDINGS, INC.
(Registrant)

	By:	/s/ John Chen
	Name:	John Chen
	Title:	Chief Financial Officer